EXHIBIT 10.12

EXECUTION COPY

GUARANTY

GUARANTY dated as of October 16, 2000 by SPIRETRAIL LIMITED, a company organized under the laws of England and Wales (“MidCo1”), each of the entities listed on the signature pages hereof which are direct or indirect Subsidiaries of MidCo1 or which becomes a party hereto pursuant to Section 22 hereof (each a “Subsidiary Guarantor”; and, together with MidCo1, collectively, the “Guarantors” and individually a “Guarantor”), in favor of the Collateral Agent, each Lender, each Issuer and each other holder of an Obligation (as each such term is defined in the Credit Agreement referred to below) (each, a “Guarantied Party” and, collectively the “Guarantied Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to the Amended and Restated Credit Agreement dated as of October 16, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms defined therein and used herein having the meanings given to them in the Credit Agreement), among MEMEC, LLC, a limited liability company organized under the laws of the State of Delaware, as the US borrower (the “US Borrower” or the “Company”), MEMEC (MEMORY & ELECTRONIC COMPONENTS) LIMITED, a company organized under the laws of England and Wales with registration number 01507861, as the UK borrower (the “UK Borrower”; and together with the Company, the “Borrowers” and each, individually, a “Borrower”), MidCo1, the indirect parent of the Company and the direct parent of the UK Borrower, the Lenders and the Issuers party thereto, THE CHASE MANHATTAN BANK, a banking corporation organized under the laws of the State of New York (“Chase”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), and as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”), and BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, a company organized under the laws of England and Wales, as syndication agent for the Lenders and the Issuers (in such capacity, the “Syndication Agent”), the Lenders and Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein; and

WHEREAS, MidCo1 is the sole shareholder of Choirgrange Limited, a company organized under the laws of England and Wales (“MidCo2”) and MidCo2 is the sole shareholder of the UK Borrower and the indirect sole shareholder of the Company; and

WHEREAS, each Subsidiary Guarantor is a direct or indirect Subsidiary of MidCo1 and is either a direct or indirect Subsidiary or an Affiliate of the Borrowers; and

WHEREAS, each Guarantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrowers under the Credit Agreement; and

WHEREAS, it is a condition to the making of the Loans and the issuance of the Letter of Credit that each Guarantor execute and deliver this Guaranty for the benefit of the Guarantied Parties;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Guaranty.

(a) To induce the Lenders to make the Loans and the Issuers to issue Letters of Credit, each Guarantor hereby absolutely, unconditionally and irrevocably guarantees (subject to the provisions in Section 2 with respect to specific Guarantors) the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, of all the Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against the Borrowers, now or hereafter existing, or due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code or other applicable laws, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection. Each Guarantor (other than a Guarantor existing under the laws of Canada or any province thereof) is obligated under this Guaranty as primary obligor and not merely as surety.

(b) Each Guarantor further agrees that, if any payment made by any Borrower or any other person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Guarantied Party to any Borrower, its estate, trustee, receiver or any other party, including any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any such Guarantor’s liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing such Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).

Section 2. Limitation of Guaranty.

(a) United States Organized Entities. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which any Guarantor organized in the United States of America shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Guarantor, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, “Fraudulent Transfer Laws”), in each case after giving effect (a) to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany Indebtedness to the Borrowers to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and (b) to the value as assets of such Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Guarantor pursuant to (i) applicable law, (ii) Section 3 of this Guaranty or (iii) any other agreement providing for an equitable allocation among such Guarantor and other Subsidiaries or Affiliates of the Borrowers of obligations arising under this Guaranty or other guaranties of the Obligations by such parties.

(b) German Organized Entities. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the guaranty created hereunder in respect of each of Memec GmbH or any other Subsidiary organized under the laws of Germany (each, a “German Subsidiary Guarantor”) shall be limited to those assets of such German Subsidiary Guarantor which are not required for the maintenance of the stated share capital of such German Subsidiary Guarantor unless and to the extent that the Secured Obligations are obligations incurred by such German Subsidiary Guarantor.

(c) The Netherlands Organized Entities. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the guarantees, obligations, liabilities and undertakings of any Guarantor incorporated in The Netherlands under this Section 2 shall be deemed not to be undertaken or incurred to the extent that the same would constitute unlawful financial assistance within the meaning of Sections 2.98 (c) and 2.207(c) of the Dutch Civil Code and this Guaranty and all security documents hereunder shall be construed accordingly.

(d) French Organized Entities. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the Obligations of any Guarantor incorporated in France (each, a “French Subsidiary Guarantor”) shall be limited to the proceeds of the Revolving Credit Facility which such French Subsidiary Guarantor has received or is entitled to receive directly or indirectly from the Borrowers, it being understood that (i) no French Subsidiary Guarantor shall guarantee the repayment of payment of any amount which is used (whether directly or indirectly) for the purpose of the Acquisition and (ii) the maximum aggregate amount of the liabilities of the relevant French Subsidiary Guarantor hereunder shall not exceed 80% of its Net Worth as calculated and certified by the statutory auditors of such French Subsidiary Guarantor on the basis of the audited financial statements for the Fiscal Year ended prior to the date of enforcement of the Guaranty. For purposes of this Section 2(e), “Net Worth” means the shareholders’ equity (including the share capital, share premium, legal and statutory reserves, other reserves, profit and losses carried forward, investment subsidies and regulated provisions (“Capitaux Propres”) of such French Subsidiary Guarantor.

(e) Canadian Organized Entities. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the guarantees, obligations, liabilities and undertakings hereunder (including, without limitation, the contribution obligations imposed by Section 3 hereof and the indemnity obligations imposed by Section 28 hereof) of any Guarantor incorporated under the Canada Business Corporations Act (or any similar corporate law statute in any province of Canada) shall be deemed not to be undertaken or incurred to the extent that the same would constitute prohibited financial assistance within the meaning of Section 44 of the Canada Business Corporations Act, or any successor provision thereto or any similar prohibition under applicable law in any province of Canada, and this Guaranty and all other Loan Documents shall be construed accordingly. For greater certainty the guarantee of Insight Components (Canada) Inc. provided hereunder shall only be a guarantee of the amounts and obligations (including the Obligations) owing by Memec LLC under the Credit Agreement and the other Loan Documents and this Guaranty and all other Loan Documents shall be construed accordingly.

(f) Switzerland Organized Entities. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the guarantees and obligations hereunder of any Guarantor incorporated in Switzerland (the “Swiss Guarantor”) shall, as regards any amount under the Credit Agreement which is not an Applied Amount as defined below, be limited as follows:

(i) To the extent the Swiss Guarantor issues this Guaranty in order to secure the Obligations of its direct or indirect parent companies or sister companies, the Swiss Guarantor shall only be liable to the Guarantied Parties to the extent and maximum amount of its profits available for distribution as dividends at any given time (being the balance sheet profits and any reserves made for this purpose, in each case in accordance with Article 625 Section 2 and Article 671 Section 1 and 2 No. 3 of the Swiss Code of Obligations).

(ii) In the event of payment by the Swiss Guarantor hereunder for Obligations of Borrower(s) which are direct or indirect parent companies or sister companies of the Swiss Guarantor, such Swiss Guarantor shall, if and to the extent required by applicable law at the relevant time

(1) subject to any applicable double taxation treaty, deduct Swiss anticipatory taxes (withholding tax) at the rate of 35%, or such other rates as in force from time to time, from any payment made by it in respect to such Obligations;

(2) pay any such deduction to the Swiss Federal Tax Administration; and

(3) notify (or procure that the Borrowers notify) the Collateral Agent that such deduction has been made and provide the Collateral Agent with evidence of the payment of the deduction to the Swiss Federal Tax Administration. To the extent such deduction is made, the Guarantor is not obliged to gross-up or otherwise indemnify the Lenders under the terms of the Agreement or any other Loan Document.

“Applied Amount” shall cover any amount which is borrowed by the Swiss Guarantor either (i) from the Lenders under the Credit Agreement or (ii) from any Borrower or Group Member using the proceeds of the Credit Agreement. Any payment made by the Swiss Guarantor in relation to such borrowing or under the Guaranty shall discharge the relevant borrowing and reduce the Applied Amount for a corresponding amount.

(g) Australian Organized Entities. Any term or provision of the Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which any Guarantor incorporated in Australia shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Guarantor, subject to avoidance as an uncommercial transaction within the meaning of Section 588FB(1) and an insolvent transaction within the meaning of section 588FC of the Corporations Law of Australia.

(h) Sweden Organized Entities. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the obligations of any Guarantor incorporated in Sweden shall be limited if (and only if) required by an application of the provisions of the Swedish Companies Act (Aktiebolagslagen (1974:1385)) in force from time to time regulating the purpose of a company’s business, prohibited loans and guarantees and distribution of assets (including profits/dividends) (assuming that all steps open to that Guarantor and all its shareholders to authorise its obligations under this Guaranty or any other Loan Document have been taken) and it is understood that the liability or each Guarantor incorporated in Sweden under this Guaranty or any other Loan Document only applies to the extent permitted by the above mentioned provisions of the Swedish Companies Act.

(j) Israel Organized Entities. Any term or provision of this Guaranty notwithstanding, (1) no Guarantor incorporated in Israel shall be required under this Guaranty to make any payment that would constitute a distribution (“haluka”) that is prohibited under the Israel Companies Law, 1999 and (2) this Guaranty shall not be enforceable in Israel against any Guarantor incorporated in Israel, if such action or the admissibility of this Guaranty in evidence in the Israeli court were to involve or require the payment of Israel stamp duty in excess of the nominal amount due on agreements having no definite value (it being agreed that no such Guarantor shall contest the admissibility in evidence of this Guaranty on the grounds that it has been insufficiently stamped), and this Guaranty and any obligations and liabilities thereunder shall be construed accordingly.

Section 3. Contribution. To the extent that any Guarantor shall be required hereunder to pay a portion of the Obligations which shall exceed the greater of (i) the amount of the economic benefit actually received by such Guarantor from the Loans and Letters of Credit and (ii) the amount which such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Obligations (excluding the amount thereof repaid by the Borrowers and MidCo1) in the same proportion as such Guarantor’s net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Guarantors at the date enforcement hereunder is sought, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Guarantors at the date enforcement hereunder is sought.

Section 4. Authorization; Other Agreements. The Guarantied Parties are hereby authorized, without notice to or demand upon any Guarantor, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of such Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

(a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including, without limitation, the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Guarantied Parties or any of them, including, without limitation, any increase or decrease of principal or the rate of interest thereon;

(b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Obligations, or any part thereof, or any other instrument or agreement in respect of the Obligations (including the other Loan Documents) now or hereafter executed by the Borrowers and delivered to the Guarantied Parties or any of them;

(c) accept partial payments on the Obligations;

(d) receive, take and hold additional security or collateral for the payment of the Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

(e) settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;

(f) add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with the Borrowers or any other guarantor, maker or endorser;

(g) apply to the Obligations any and all payments or recoveries from the Borrowers, from any other guarantor, maker or endorser of the Obligations or any part of them or from any Guarantor to the Obligations in such order as provided herein whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others;

(h) apply any and all payments or recoveries from any Guarantor of the Obligations or sums realized from security furnished by such Guarantor upon its indebtedness or obligations to the Guarantied Parties, or any of them, whether or not such indebtedness or obligations relate to the Obligations; and

(i) refund at any time any payment received by any Guarantied Party in respect of any of the Obligations, and payment to such Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any Collateral by virtue thereof), and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Guarantor hereunder in respect of the amount so refunded (and any Collateral so released or terminated shall be reinstated with respect to such obligations);

even if any right of reimbursement or subrogation or other right or remedy of any Guarantor is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Obligations which impairs any subrogation, reimbursement or other right of such Guarantor).

Section 5. Guaranty Absolute and Unconditional. Each Guarantor hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

(a) the invalidity or unenforceability of any of any Borrower’s obligations under the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations or any part of them;

(b) the absence of any attempt to collect the Obligations or any part of them from any Borrower or any other Person or other action to enforce the same;

(c) failure by any Guarantied Party to take any steps to perfect and maintain any Lien on, or to preserve any rights to, any Collateral;

(d) any Guarantied Party’s election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

(e) any borrowing or grant of a Lien by any Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

(f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Guarantied Party’s claim (or claims) for repayment of the Obligations;

(g) any use of cash collateral under Section 363 of the Bankruptcy Code;

(h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

(i) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;

(j) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Borrower, any other Guarantor or any of any Borrower’s other Subsidiaries, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Obligations (or any part of them or interest thereon) in or as a result of any such proceeding;

(k) failure by any Guarantied Party to file or enforce a claim against any Borrower or any other Person or its estate in any bankruptcy or insolvency case or proceeding;

(l) any action taken by any Guarantied Party that is authorized hereby;

(m) any election following the occurrence of an Event of Default by any Guarantied Party to proceed separately against the personal property Collateral in accordance with such Guarantied Party’s rights under the UCC or other applicable laws or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with such Guarantied Party’s rights with respect to such real property;

(n) any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of any Borrower, Guarantor or any other Person;

(o) any merger or amalgamation of a Borrower or Guarantor into or with any Person or Persons;

(p) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction or by any present or future action of any governmental body or court amending, varying, reducing or otherwise affecting or purporting to amend, vary reduce or otherwise affect, any of the Obligations or the obligations of a Guarantor under this Guaranty; or

(q) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Obligations.

Section 6. Waivers. Each Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of any Borrower. Each Guarantor shall not, until the Obligations are irrevocably paid in full and the Revolving Credit Commitments have been terminated, (a) assert any claim or counterclaim it may have against any Borrower or any Guarantied Party or (b) set off any of its obligations to any Borrower or Guarantied Party against any obligations of such Borrower or Guarantied Party to it. In connection with the foregoing, each Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

Section 7. Reliance. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that no Guarantied Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to any Guarantor.

Section 8. Waiver of Subrogation and Contribution Rights. Until the Obligations have been irrevocably paid in full and the Revolving Credit Commitments have been terminated, the Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against any Borrower or any right of reimbursement or contribution or similar right against any Borrower or Guarantor by reason of this Agreement or by any payment made by Guarantor in respect of the Obligations.

Section 9. Subordination. Each Guarantor hereby agrees that any Indebtedness of the Borrowers now or hereafter owing to any Guarantor, is hereby subordinated to all of the Obligations, whether heretofore, now or hereafter created (the “Guarantor Subordinated Debt”), and that, except as permitted under Section 8.5 of the Credit Agreement, no Guarantor Subordinated Debt shall be paid in whole or in part until the Obligations have been paid in full and this Guaranty is terminated and of no further force or effect. No Guarantor shall accept any payment of or on account of any Guarantor Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default, the Borrowers shall pay to the Collateral Agent any payment of all or any part of the Guarantor Subordinated Debt and any amount so paid to the Collateral Agent shall be applied to payment of the Obligations as provided in Section 2.13(f) of the Credit Agreement. Each payment on the Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Guarantor as trustee for the Guarantied Parties and shall be paid over to the Collateral Agent immediately on account of the Obligations, but without otherwise affecting in any manner such Guarantor’s liability hereof. Each Guarantor agrees to file all claims against the Borrowers in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Guarantor Subordinated Debt, and the Collateral Agent shall be entitled to all of such Guarantor’s rights thereunder. If for any reason a Guarantor fails to file such claim at least ten Business Days prior to the last date on which such claim should be filed, such Guarantor hereby irrevocably appoints the Collateral Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Guarantor’s name to file such claim or, in the Collateral Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Collateral Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Collateral Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Collateral Agent all of such Guarantor’s rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor’s liability hereunder, the Collateral Agent shall pay the excess amount to the party entitled thereto. In addition, each Guarantor hereby appoints the Collateral Agent as its attorney-in-fact to exercise all of such Guarantor’s voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of any Borrower.

Section 10. Default; Remedies. The obligations of each Guarantor hereunder are independent of and separate from the Obligations. If any of the Obligations is not paid when due, or upon any Event of Default hereunder or upon any default by any Borrower as provided in any other instrument or document evidencing all or any part of the Obligations, the Collateral Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Obligations then due, without first proceeding against any Borrower or any other guarantor of the Obligations, or against any Collateral under the Loan Documents or joining the Borrowers or any other guarantor in any proceeding against any Guarantor. At any time after maturity of the Obligations, the Collateral Agent may (unless the Obligations have been irrevocably paid in full), without notice to any Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (i) any indebtedness due or to become due from any Guarantied Party to such Guarantor and (ii) any moneys, credits or other property belonging to such Guarantor at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates.

Section 11. Irrevocability. This Guaranty shall be irrevocable as to any and all of the Obligations until the Commitments have been terminated and all monetary Obligations then outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled. Upon such cancellation and at the written request of any Guarantor or its successors or assigns, and at the cost and expense of such Guarantor or its successors or assigns, the Collateral Agent shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.

Section 12. Setoff. Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate of a Guarantied Party may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Obligations (i) any indebtedness due or to become due from such Guarantied Party or Affiliate to such Guarantor, and (ii) any moneys, credits or other property belonging to such Guarantor, at any time held by or coming into the possession of such Guarantied Party or Affiliate.

Section 13. No Marshalling. Each Guarantor consents and agrees that no Guarantied Party or Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Obligations.

Section 14. Enforcement; Amendments; Waivers. No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon any Guarantied Party, except as expressly set forth in a writing duly signed and delivered by the party making such modification or waiver. Failure by any Guarantied Party at any time or times hereafter to require strict performance by any Borrower, any Guarantor, any other guarantor of all or any part of the Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of any Guarantied Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Guarantied Party, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrowers or such Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement. No waiver of any Event of Default by any Guarantied Party shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any Guarantied Party’s rights and remedies or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrowers to a Guarantied Party shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

Section 15. Successors and Assigns. This Guaranty shall be binding upon each Guarantor and upon the successors and assigns of such Guarantors and shall inure to the benefit of the Guarantied Parties and their respective successors and assigns; all references herein to the Borrowers and to the Guarantors shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantors and the Borrowers shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

Section 16. Representations and Warranties; Covenants. Each Guarantor hereby (a) represents and warrants that the representations and warranties as to it made by the Borrowers in Article IV of the Credit Agreement are true and correct on each date as required by Section 3.2(b)(i) of the Credit Agreement and (b) agrees to take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

Section 17. Governing Law. This Guaranty and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without prejudice to any other rights or remedies available under the laws of any jurisdiction where property or assets of a Guarantor may be found.

Section 18. Submission to Jurisdiction; Service of Process.

(a) Any legal action or proceeding with respect to this Guaranty, and any of the other Loan Documents, may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) Each Guarantor that has a principal place of business in the State of New York hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Guaranty or any of the other Loan Documents by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to such Guarantor care of the Borrower at the Borrower’s address specified in Section 11.8 of the Credit Agreement. Each such Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each Guarantor that does not have a principal place of business in the State of New York hereby irrevocably designates, appoints and empowers CT Corporation, 1633 Broadway, New York, New York 10019 (the “Process Agent”), in the case of any suit, action or proceeding brought in the United States of America as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Guaranty or any of the other Loan Documents. Such service may be made by mailing (by registered or certified mail, postage prepaid) or delivering a copy of such process to such Guarantor in care of the Process Agent at the Process Agent’s above address, and such Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each such Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to the Process Agent or such Guarantor care of the Company at the Company’s address specified in Section 11.8 of the Credit Agreement. Each such Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d) Nothing contained in this Section 18 shall affect the right of the Collateral Agent or any other Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against a Guarantor in any other jurisdiction.

(e) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the Collateral Agent at 11:00 a.m. (New York City time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

Section 19. Waiver of Jury Trial. Each of the Collateral Agent, the other Guarantied Parties and each Guarantor irrevocably waives trial by jury in any action or proceeding with respect to this Guaranty and any of the other Loan Documents.

Section 20. Notices. Any notice or other communication herein required or permitted shall be given as provided in Section 11.8 of the Credit Agreement and, in the case of any Guarantor, to such Guarantor in care of the Company.

Section 21. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Section 22. Additional Guarantors. Each of the Guarantors agrees that, if pursuant to Section 7.11 of the Credit Agreement the Borrowers shall be required to cause any Subsidiary that is not a Guarantor to become a Guarantor hereunder, or if for any reason the Borrowers desire any such Subsidiary to become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Guaranty Supplement in substantially the form of Exhibit A attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Closing Date.

Section 23. Collateral. Each Guarantor hereby acknowledges and agrees (i) that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Collateral Documents executed by it in favor of the Collateral Agent, for the benefit of the Secured Parties, and covenants that, except as otherwise specifically permitted under the Credit Agreement, it shall not grant any Lien with respect to its Property in favor, or for the benefit, of any Person other than the Collateral Agent, for the benefit of the Secured Parties, and (ii) to pay to the Collateral Agent all amounts arising in connection with the Collateral Documents, it being understood that the Collateral Agent will act in the account and on the behalf of the Lenders and Issuers as set forth in Article X (and in particular, Section 10.7) of the Credit Agreement.

Section 24. Costs and Expenses. Each Guarantor agrees to pay or reimburse the Collateral Agent and each of the other Guarantied Parties upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees (including allocated costs of internal counsel and costs of settlement), incurred by the Collateral Agent and such other Guarantied Parties in enforcing this Guaranty against it or any security granted therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith against it.

Section 25. Waiver. Each Guarantor hereby irrevocably and unconditionally waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages in any legal action or proceeding in respect of this Guaranty or any of the other Loan Documents.

Section 26. Entire Agreement. This Guaranty, taken together with all of the other Loan Documents executed and delivered by the Guarantors, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

Section 27. Counterparts. This Guaranty may be executed by one or more of the parties to this Guaranty on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

Section 28. Taxes. Each payment to be made by a Guarantor hereunder shall be made free and clear of any Taxes or Other Taxes unless a Guarantor is compelled by law to make payment subject to such Taxes or Other Taxes. All Taxes or Other Taxes in respect of this Guaranty or any amounts payable or paid under this Guaranty shall be paid when due and, in any event, prior to the date on which penalties attach thereto. The Guarantor shall indemnify the Guarantied Parties against and in respect of all such Taxes and Other Taxes. Without limiting the generality of the foregoing, if any Taxes, Other Taxes or amounts in respect thereof must be deducted or withheld from any amounts payable or paid by any Guarantor, such Guarantor shall pay such additional amounts as may be required to ensure that each of the Guarantied Parties receives a net amount equal to the full amount which it would have received had payment (including any amounts payable under this Section 28) not be made subject to such Taxes, Other Taxes or amounts. Within thirty days of each payment by any Guarantor hereunder of Taxes, Other Taxes or amounts in respect thereof, such Guarantor shall deliver to the Collateral Agent satisfactory evidence (including originals, or certified copies, of all relevant receipts) that the amounts have been duly remitted to the appropriate authority or authorities.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantors as of the day and year first set forth above.

SPIRETRAIL LIMITED

By:	/s/ C.R. STEVENS
Name:	Colin Stevens
Title:	Director

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

INSIGHT ELECTRONICS, LLC

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

UNIQUE SEMICONDUCTOR TECHNOLOGIES, INC.

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

IMPACT SEMICONDUCTOR TECHNOLOGIES LLC

By:	/s/ DOUG LINDROTH
Name:	Doug Lindroth
Title:	CFO, Secretary & Treasurer

MEMEC, LLC

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

SIGNATURE PAGE

TO GUARANTY

CHERRYBRIGHT LIMITED

By:	/s/ C.R. STEVENS
Name:	Colin Stevens
Title:	Director

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

CHOIRGRANGE LIMITED

By:	/s/ C.R. STEVENS
Name:	Colin Stevens
Title:	Director

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

SPIREPARK LIMITED

By:	/s/ C.R. STEVENS
Name:	Colin Stevens
Title:	Director

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

EAS HOLDINGS, INC.

By:	/s/ C.R. STEVENS
Name:	Colin Stevens
Title:

SIGNATURE PAGE

TO GUARANTY

MEMEC (MEMORY & ELECTRONIC COMPONENTS) LIMITED

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:	/s/ [ILLEGIBLE]
Name:	Hugh Rudden
Title:	Director

MEMEC UK LIMITED

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:	/s/ [ILLEGIBLE]
Name:	Hugh Rudden
Title:	Director

THAME PROPERTIES LIMITED

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:
Name:
Title:

MEMEC IRELAND LIMITED

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:	/s/ [ILLEGIBLE]
Name:	Hugh Rudden
Title:	Director

SIGNATURE PAGE

TO GUARANTY

MEMEC ELECTRONIC COMPONENTS (AP) LIMITED

By:	/s/ D.M. ASHWORTH
Name:	David Ashworth
Title:	Director

By:
Name:
Title:

MEMEC GMBH

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:	/s/ [ILLEGIBLE]
Name:	Hugh Rudden
Title:	Director

MEMEC HOLDING B.V.

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:
Name:
Title:

MEMEC JAPAN KK

By:	/s/ [JAPANESE CHARACTERS APPEAR HERE]
Name:	[JAPANESE CHARACTERS AND JAPANESE SEAL APPEARS HERE]
Title:

By:
Name:
Title:

SIGNATURE PAGE

TO GUARANTY

MEMEC SUD EUROPE SA

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:	/s/ [ILLEGIBLE]
Name:	Hugh Rudden
Title:	Director

MEMEC FRANCE SAS

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:	/s/ [ILLEGIBLE]
Name:	Hugh Rudden
Title:	Director

MEMEC (ASIA PACIFIC) LIMITED

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:	/s/ [ILLEGIBLE]
Name:	Hugh Rudden
Title:	Director

MEMEC AG

By:
Name:
Title:

By:	/s/ [ILLEGIBLE]
Name:	Hugh Rudden
Title:	Director

SIGNATURE PAGE

TO GUARANTY

INSIGHT COMPONENTS (CANADA) INC.

By:	/s/ DOUG LINDROTH
Name:
Title:

MEMEC (MEMORY & ELECTRONIC COMPONENTS) ISRAEL LIMITED

By:	/s/ R.B. STEVENSON
Name:	Roy Stevenson
Title:	Director

By:	/s/ [ILLEGIBLE]
Name:	Hugh Rudden
Title:	Director

Acknowledged and agreed to
as of the date first above written:

THE CHASE MANHATTAN BANK,
as Collateral Agent

By:	/s/ [ILLEGIBLE]
Name:	James Treger
Title:	VP

SIGNATURE PAGE

TO GUARANTY

EXHIBIT A

TO GUARANTY

GUARANTY SUPPLEMENT

The undersigned hereby agrees to be bound as a Guarantor for purposes of the Guaranty dated as of October 16, 2000 (the “Guaranty”), among Spiretrail Limited, a company organized under the laws of England and Wales (“Spiretrail”), and certain Subsidiaries of Spiretrail listed on the signature pages thereof and acknowledged by The Chase Manhattan Bank, as Collateral Agent, and the undersigned hereby acknowledges receipt of a copy of the Guaranty. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.

Agreed to this      day of             ,     .

[NAME OF SUBSIDIARY GUARANTOR]

By:
Name:
Title:

Acknowledged and agreed to
as of the date set forth above:

THE CHASE MANHATTAN BANK,
as Collateral Agent

By:
Name:
Title:

GUARANTY SUPPLEMENT